AllianceBernstein Wealth Strategies (“Wealth Strategies”)	AllianceBernstein Inflation Strategies (“Inflation Strategies”)
- AllianceBernstein Conservative Wealth Strategy	- AllianceBernstein Bond Inflation Strategy
- AllianceBernstein Tax-Managed Conservative Wealth Strategy	- AllianceBernstein Municipal Bond Inflation Strategy
- AllianceBernstein Balanced Wealth Strategy	- AllianceBernstein Real Asset Strategy
- AllianceBernstein Tax-Managed Balanced Wealth Strategy	AllianceBernstein Exchange Reserves (“AEXR”) AllianceBernstein Municipal Income Portfolios
- AllianceBernstein Wealth Appreciation Strategy	(“Municipal Portfolios”) - National Portfolio
- AllianceBernstein Tax-Managed Wealth Appreciation Strategy	- High Income Municipal Portfolio - California Portfolio
AllianceBernstein Retirement Strategies (“Retirement Strategies”)	- Arizona Portfolio - Massachusetts Portfolio
- AllianceBernstein 2000 Retirement Strategy	- Michigan Portfolio
- AllianceBernstein 2005 Retirement Strategy - AllianceBernstein 2010 Retirement Strategy	- Minnesota Portfolio - New Jersey Portfolio
- AllianceBernstein 2015 Retirement Strategy - AllianceBernstein 2020 Retirement Strategy	- New York Portfolio - Ohio Portfolio
- AllianceBernstein 2025 Retirement Strategy	- Pennsylvania Portfolio
- AllianceBernstein 2030 Retirement Strategy - AllianceBernstein 2035 Retirement Strategy	- Virginia Portfolio AllianceBernsteinGlobal Real Estate Investment Fund
- AllianceBernstein 2040 Retirement Strategy	II (“Global Real Estate”)
- AllianceBernstein 2045 Retirement Strategy - AllianceBernstein 2050 Retirement Strategy	AllianceBernstein Dynamic All-Market Fund (“DAMF”)
- AllianceBernstein 2055 Retirement Strategy AllianceBernsteinLimited Duration High Income	AllianceBernstein Emerging Markets Multi-Asset Portfolio (“EMMA”)
Portfolio (“Limited Duration”) The AllianceBernstein Bond Funds (“Bond Funds”)	AllianceBernstein Corporate Shares (“ACS”) - AllianceBernstein Corporate Income Shares
- AllianceBernstein Intermediate Bond Portfolio	- AllianceBernstein Municipal Income Shares
- AllianceBernstein Global Bond Fund - AllianceBernstein Unconstrained Bond	- AllianceBernstein Taxable Multi-Sector Income Shares
Fund - AllianceBernstein High Income Fund	- AllianceBernstein Tax-Aware Real Return Income Shares
AllianceBernstein Emerging Markets Equity Portfolio (“EME”)

Supplement dated November 6, 2012 to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2011 of Wealth Strategies, the Prospectus and SAI dated December 31, 2011 of Retirement Strategies, the Prospectus and SAI dated December 12, 2011 of Limited Duration, the Prospectus and SAI dated January 31, 2012 of Bond Funds, the Prospectus and SAI dated January 31, 2012 of Inflation Strategies, the Prospectus and SAI dated January 31, 2012 of AEXR, the Prospectus and SAI dated January 31, 2012 of Municipal Portfolios, the Prospectus and SAI dated March 1, 2012 of Global Real Estate, the Prospectus and SAI dated July 1, 2012 of DAMF, the Prospectus and SAI dated July 31, 2012 of EMMA, the Prospectus and SAI dated August 31, 2012 of ACS, and the Prospectus and SAI dated October 12, 2012 of EME (each a “Prospectus” or an “SAI” and collectively, as the context may require, the “Prospectuses” and the “SAIs”). The Funds listed above may hereinafter be referred to collectively as the “Funds”.

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All Funds — The following information replaces the first two bulleted paragraphs in (i) the Prospectuses of the Funds under the headings “Investing in the Funds — Frequent Purchases and Redemptions of Fund Shares — Policy Regarding Short-Term Trading” and (ii) the SAIs of the Funds under the headings “Purchase of Shares — Frequent Purchases and Sales of Fund Shares”:

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Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

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Municipal Portfolios — Effective beginning January, 2013, the Boards of Directors/Trustees of the Municipal Portfolios have determined to change the payment date for dividends on the Municipal Portfolios’ shares from the close of business on the 20th day of each month to the close of business on the last day of each month.

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This Supplement should be read in conjunction with the Prospectuses and SAIs for the Funds.

You should retain this Supplement with your Prospectuses and SAIs for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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